MAINSTAY VP SERIES FUND, INC.
                        Supplement dated August 31, 1999
                       to the Prospectus dated May 1, 1999


Joseph DePasquale is no longer employed by Madison Square Advisors, Inc., the investment adviser to the MainStay VP Bond Portfolio. Accordingly, Mr. DePasquale's biography which appears under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies" is hereby deleted in its entirety.